Exhibit 10.1


                             AMERICAN BILTRITE INC.
                               K&M ASSOCIATES L.P.
                         AMERICAN BILTRITE (CANADA) LTD.


                      AMENDED AND RESTATED CREDIT AGREEMENT

                                     Consent


      This Consent, dated as of June 30, 2006 (this "Consent"), is among American Biltrite Inc., a Delaware corporation (the "Company"), K&M Associates L.P., a Rhode Island limited partnership ("K&M"; the Company and K&M being, collectively but jointly and severally, the "Domestic Borrower"), American Biltrite (Canada) Ltd., a corporation governed by the Canada Business Corporations Act (the "Canadian Borrower"), the Canadian Lenders and Domestic Lenders (collectively, the "Lenders") from time to time party to the Amended and Restated Credit Agreement (as defined below), Bank of America, N.A. (as successor to Fleet National Bank, the "Domestic Agent"), both in its capacity as a Domestic Lender and in its capacity as domestic administrative agent for the Lenders, and Bank of America, National Association, acting through its Canada branch ("Bank of America Canada"), both in its capacity as a Canadian Lender and in its capacity as Canadian administrative agent for the Lenders. The parties agree as follows:

      1. Reference to Amended and Restated Credit Agreement and Definitions. Reference is made to the Amended and Restated Credit Agreement dated as of May 20, 2005 among the parties (as in effect on the date hereof, the "Amended and Restated Credit Agreement"). Terms defined in the Amended and Restated Credit Agreement and not otherwise defined herein are used with the meaning so defined.

      2. Consent under Amended and Restated Credit Agreement. The parties agree that for purposes of calculating Section 6.5.6 of the Amended and Restated Credit Agreement for the fiscal quarter of the Borrowers ending June 30, 2006 the Borrowers may exclude from the determination of Consolidated Pro Forma Fixed Charges for the 12-month period beginning immediately after such date the amount of the principal payment owed to Prudential on August 28, 2006 in respect of the Note Obligations.

      3. Representations and Warranties. In order to induce the Agent to enter into this Consent, each of the Borrowers jointly and severally represents and warrants that, immediately after giving effect to this Consent, no Default exists.

      4. General. The Amended and Restated Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Consent, the Amended and Restated Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of

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the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Consent and the Amended and Restated Credit Agreement is a Credit Document and this Consent may be executed in any number of counterparts (including by way of facsimile transmission), which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Consent shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.


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      Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                            AMERICAN BILTRITE INC.


                            By /s/ Howard N. Feist III
                               ---------------------------
                               Name: Howard N. Feist III
                               Title: Vice President and Chief Financial Officer


                            K&M ASSOCIATES L.P.


                            By:  AIMPAR, INC., its General Partner


                            By /s/ Howard N. Feist III
                               ---------------------------
                               Name: Howard N. Feist III
                               Title: Vice President


                            AMERICAN BILTRITE (CANADA) LTD.


                            By /s/ Yves Massariol
                               ---------------------------
                               Name: Yves Massariol
                               Title: Vice President


                            Domestic Lender
                            BANK OF AMERICA, N.A.


                            By /s/ Jean S. Manthorne
                               ---------------------------
                               Name: Jean S. Manthorne
                               Title: Senior Vice President


                            Bank of America, N.A.
                            100 Federal Street
                            Boston, MA  02110
                            Telecopy: (617) 434-8102


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                            Canadian Lender
                            BANK OF AMERICA, N.A.,
                            ACTING THROUGH ITS CANADA BRANCH

                            Bank of America, N.A.,
                            Acting through its Canada branch
                            200 Front Street, Suite 2700
                            Toronto, Ontario
                            M5V 3L2 Canada


                            By /s/ Medina Sales De Andrade
                               ---------------------------
                               Name:  Medina Sales De Andrade
                               Title:  Assistant Vice President


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